                                                                   Exhibit 99.10


(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2



                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS


                          $[323,048,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AB2


                                   (SURF LOGO)



                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               JPMORGAN CHASE BANK
                                     TRUSTEE


                                AUGUST [18], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2


                                IMPORTANT NOTICES


This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

BNB HEL STRESS                   INTEXNET DEALNAME    mlsurf05ab2_compmats_final
RUNS
DEAL           SURF 2005-AB2     INTEXNET PASSWORD    YAXY
CLASS          A1C
RATING         Aaa/AAA           MOODYS BAA2 LC#      3.90
INITIAL CE     11.70%


                                                                     SOLVE FOR FIRST DOLLAR OF LOSS

                                                 1                      2                       3                      4
Scenario                                     Base Case              Slow Speed             Libor Stress        Slow Speed / Libor
                                                                                                                     Stress
VARIABLES
A. Libor Stress                             Base Vector            Base Vector                 100                    100
B. Speed - Pricing                              100%                  66.66%                   100%                  66.66%
C. CDR                                          N/A                    N/A                     N/A                    N/A
D. Cumulative Loss                              N/A                    N/A                     N/A                    N/A

STATIC ASSUMPTIONS
E. Default Severity                             50%                    50%                     50%                    50%
F. Default Recovery Lag                      12 months              12 months               12 months              12 months
G. Advancing                               100% Advancing         100% Advancing          100% Advancing         100% Advancing
H. Triggers                                     Fail                   Fail                    Fail                   Fail
I. Cleanup Call                               Maturity               Maturity                Maturity               Maturity
J. Prepayment assumption                     CPR = CRR              CPR = CRR               CPR = CRR              CPR = CRR
K. Loss Curve                                   N/A                    N/A                     N/A                    N/A

Intex Solver

CDR                                            10.00%                 8.32%                   9.97%                  7.87%

Outputs

DM                                                     37                    37                          34                  35
WAL - CALL                                      3.93                   5.69                    4.04                   5.96
PRINCIPAL WINDOW - CALL                    Jan09 - May10          Jul10 - Jun12           Feb09 - Jul10          Sep10 - Nov12

COLLATERAL CUMULATIVE LOSS % - MAT     37,874,246.27 (11.65%) 44,784,598.52 (13.78%)  37,783,769.65 (11.63%) 42,917,054.41 (13.21%)


TOTAL COUPON CAP SHORT - CALL                      10,188                 9,841                     249,298             246,006
TOTAL COUPON CAP SHORT - MATURITY                  10,188                 9,841                     249,298             246,006
DATE OF 1ST COUON CAP SHORT                   01/25/07               01/25/07                04/25/06               04/25/06
TOTAL PAYBACK CPN CAP SHORT - CALL                    182                   171                     205,294             189,156
TOTAL PAYBACK CPN CAP SHORT - MATURITY                182                   171                     205,294             189,156

                                                                         MOODYS BAA2 CUMULATIVE LOSS

                                                  5                       6                     7                      8
Scenario                                      Base Case              Slow Speed           Libor Stress         Slow Speed / Libor
                                                                                                                     Stress
VARIABLES
A. Libor Stress                              Base Vector             Base Vector               100                    100
B. Speed - Pricing                               100%                  50.00%                 100%                   50.00%
C. CDR                                   Moodys Baa2 Cum Loss   Moodys Baa2 Cum Loss  Moodys Baa2 Cum Loss    Moodys Baa2 Cum Loss
D. Cumulative Loss                       Moodys Baa2 Cum Loss   Moodys Baa2 Cum Loss  Moodys Baa2 Cum Loss    Moodys Baa2 Cum Loss

STATIC ASSUMPTIONS
E. Default Severity                              50%                     50%                   50%                    50%
F. Default Recovery Lag                       12 months               12 months             12 months              12 months
G. Advancing                                100% Advancing         100% Advancing        100% Advancing          100% Advancing
H. Triggers                                      Fail                   Fail                  Fail                    Fail
I. Cleanup Call                                Maturity               Maturity              Maturity                Maturity
J. Prepayment assumption                      CPR = CRR               CPR = CRR             CPR = CRR              CPR = CRR
K. Loss Curve                                    N/A                     N/A                   N/A                    N/A

Intex Solver

CDR                                             N / A                   N / A                 N / A                  N / A

Outputs

DM                                                        38                    38                    38                     38
WAL - CALL                                       3.73                   7.23                  3.75                    7.32
PRINCIPAL WINDOW - CALL                     Dec08 - Nov09           Dec11 - Jan14         Dec08 - Dec09          Dec11 - Mar14

COLLATERAL CUMULATIVE LOSS % - MAT      12,675,000.00 (3.90%)   12,675,000.00 (3.90%) 12,675,000.00 (3.90%)  12,675,000.00 (3.90%)


TOTAL COUPON CAP SHORT - CALL                       5,780.13              6,131.01            236,658.19             236,280.27
TOTAL COUPON CAP SHORT - MATURITY                   5,780.13              6,131.01            236,658.19             236,280.27
DATE OF 1ST COUON CAP SHORT                    01/25/07               01/25/07              04/25/06                04/25/06
TOTAL PAYBACK CPN CAP SHORT - CALL                  5,803.66              6,144.62            239,021.64             239,526.18
TOTAL PAYBACK CPN CAP SHORT - MATURITY              5,803.66              6,144.62            239,021.64             239,526.18